Exhibit 10.4

                             AMENDMENT TO
          INVESTMENT MANAGEMENT AGREEMENT DATED MARCH 1, 1996
                BETWEEN TEMPLETON GLOBAL STRATEGY SICAV
                      AND FRANKLIN ADVISERS, INC.

The parties hereto agree that the Investment Management Agreement dated March 1, 1996, shall be and hereby is amended by adding a third paragraph to Clause 6 (a) to read as follows:

The Investment Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price for its services. The Investment Manager shall contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses, as if such waiver or limitation were full set forth herein.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the day and year first written above.


TEMPLETON GLOBAL STRATEGY SICAV


________________________
By : Charles E. Johnson


_______________________
By : Gregory E. McGowan



FRANKLIN ADVISERS, INC.



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By :


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By: